Prospectus

2023

June 30, 2023

DGI Investment Trust

DGI Balanced Fund

Class P — DGIBX

Class T — DGITX

Class NT — DGINX

Class A — DGIAX

Class C — DIGCX

Class I — DGIIX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment in the DGI Balanced Fund (the “Fund”) is intended for residents of Puerto Rico. If a purchaser of Fund shares is not a resident of Puerto Rico, his or her tax consequences related to investments in the Fund will be significantly different from other mutual funds. You may find further information with respect to taxation in the “Tax Information” section of this Prospectus.

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SUMMARY SECTION: DGI BALANCED FUND

Investment Objective

The Fund seeks long-term capital appreciation and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Class P shares, Class T shares, Class NT shares, Class A shares, Class C shares, and Class I shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Class P	Class T	Class NT	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.50%	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of the redemption price or offering price)	None	None	None	None	1.00%	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Account Service Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Class P	Class T	Class NT	Class A	Class C	Class I
Management Fees	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%
Distribution and/or Service (12b-1) Fees	None	None	None	0.25%	1.00%	None
Other Expenses[1]	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Acquired Fund Fees and Expenses[2]	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.48%	1.48%	1.48%	1.73%	2.48%	1.48%

(1)	Other expenses for Class A, C and I shares are based on estimated amounts for the current fiscal year.

(2)	Acquired Fund Fees and Expenses (“AFFE”) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed-end mutual funds or exchange traded funds (“ETFs”). AFFE are not reflected in the Fund’s financial statements and, therefore, the amounts listed in Total Annual Fund Operating Expenses will differ from those presented in the Financial Highlights.

Example

The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund’s Class P shares, Class T shares, Class NT shares, Class A shares, Class C shares, and Class I shares, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P	$151	$468	$808	$1,768
Class T	$151	$468	$808	$1,768
Class NT	$151	$468	$808	$1,768
Class A	$520	$876	$1,256	$2,319
Class C	$349	$865	$1,407	$2,888
Class I	$151	$468	$808	$1,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund is intended to be an investment option for individual retirement accounts (“IRA”) under the laws of the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”), as well as for direct investment by residents of Puerto Rico. The investment objectives of the Fund are to seek for the shareholders long-term capital appreciation and current income consistent with the investment policies of the Fund and prudent investment management. The Fund seeks to attain its investment objectives by investing in a diversified portfolio of equity and fixed income securities with capital appreciation and current income potential and, as such, intends to operate as a “balanced” fund. Under normal circumstances, the Fund intends to invest between 30% and 70% of its net assets in equity securities and the remainder in fixed income securities.

The equity securities in which the Fund principally invests will be those of small-, mid-, and large-capitalization issuers. The Fund will not concentrate its investments in a particular industry, consistent with its investment restrictions, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

The Fund seeks to attain its investment objectives through its investment in the following types of securities:

●	Any equity security issued by an entity domiciled within or outside of the United States;

●	Any corporate bond, with an investment grade rating at the time of purchase (i.e., securities rated BBB/Baa or above by one or more ratings agencies or determined by the Investment Adviser to be of equivalent quality);

●	Securities or certificates which: (i) evidence beneficial ownership interests in trust funds consisting of pools of FHA/VA Mortgages, which are further guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association (“GNMA Certificates”), (ii) are guaranteed by the Federal National Mortgage Association (“FNMA Certificates”), (iii) are guaranteed as to the timely payment of scheduled principal and interest at the applicable certificate rate and as to the full collection of principal on the mortgages by the Federal Home Loan Mortgage Corporation (“FHLMC Certificates”), or (iv) evidence beneficial ownership interests (including zero coupon, floating-rate, interest only (“IO”), principal only (“PO”), and residual certificates) in trust funds consisting of GNMA Certificates, FNMA Certificates and/or FHLMC Certificates, all the above are collectively referred to hereinafter as “Mortgage Securities”;

●	Obligations of, or loans guaranteed by, a municipal issuer or any of its instrumentalities, agencies or political subdivisions; with an investment grade rating, provided that no more than 34% of the total assets of the Fund may be invested in such obligations;

●	Any security or obligation which is issued or guaranteed by the United States Government or an agency or instrumentality thereof;

●	Investment shares or shares issued by any registered investment companies, such as ETFs, including investment companies sponsored by Oriental Trust or any of its affiliates;

●	Any other debt securities with an investment grade rating;

●	Short-term, high-quality fixed-income securities, cash or cash equivalents, including money market funds; or

●	Monies received by the Fund, whether by way of the proceeds from the sale of shares or as a result of interest or dividend income or the return on principal, are invested or reinvested in securities which meet the investment requirements of the Fund.

Principal Risks

You can lose money by investing in the Fund. The Fund can also underperform broad markets or other investments. The Fund’s principal risks include:

Equity Securities Risk — Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Smaller Companies Risk — The stocks of small- or mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.

Large-Cap Stock Risk — Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. Large cap companies may trail the returns of the overall stock market. Historically, large cap stocks tend to go through cycles of doing better or worse than the stock market in general and these periods may last as long as several years.

Investment Company and ETF Risk — An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value per share of the ETF; at times, this premium or discount could be significant.

Mortgage-Related and Other Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:

Extension Risk — Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

Prepayment Risk — When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Yield Risk — To the extent the Fund invests in FHA/VA Mortgage Securities, the yield of the shares will depend in some part on the rate at which principal payments are made on such securities, which in turn will depend on the rate at which principal prepayments are made on the underlying mortgage loans. As a general matter, the prepayment experience of a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of mortgage interest rates and the rate at which homeowners sell their homes or default in their mortgages. Oriental Trust is not aware of any readily accessible data or reliable information published by the FHA, the VA or the Department of Housing and Urban Development specifically indicating the historical prepayment or foreclosure experience of FHA loans and VA loans originated in the Commonwealth as compared to similar mortgage loans originated in other jurisdictions in the United States.

These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.

U.S. Government Securities Risk — U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Changing Fixed-Income Markets — The Federal Reserve has begun raising the federal funds rate and may continue to do so. Increases in the federal funds rate may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance.

Corporate Debt Risk — Corporate debt securities in which the Fund may invest are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Foreign Securities Risk — Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.

Currency Risk — Because the Fund may invest in securities of non-U.S. issuers, changes in currency exchange rates could hurt performance. Oriental Trust may decide not to hedge, or may not be successful in hedging, its currency exposure.

Emerging Market Risk — The Fund may invest in securities of issuers in emerging market countries, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Puerto Rico-Specific Risk — To the extent that the Fund invests a significant portion of its assets in the Commonwealth, the Fund is more susceptible to factors adversely affecting the Commonwealth. Puerto Rico’s economy suffered a severe and prolonged recession from 2007 to 2017, with real gross national product (“GNP”) contracting approximately 15% during this period. Since 2017, Puerto Rico and several of its instrumentalities have entered debt-restructuring proceedings under Titles III and VI of the Puerto Rico Oversight, Management & Economic Stability Act (“PROMESA”). However, Puerto Rico has begun to implement the plan of adjustment approved on January 18, 2022 in the court-supervised debt-restructuring process under Title III of PROMESA, setting the stage for its exit from bankruptcy. Puerto Rico is also susceptible to hurricanes, major storms and earthquakes that affect the local economy and its population has declined over the past decade. Therefore, any factors affecting Puerto Rico will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.

Market Risk — The value of stocks and other securities can be highly volatile, and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political, or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility, market closures and dislocations, liquidity constraints, supply chain issues, increased trading costs and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and ongoing future impact of COVID-19 (or other future epidemics or pandemics) are unpredictable and may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.

1940 Act Risk — The Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which imposes numerous restrictions and requirements, including, for example, affiliate transaction prohibitions, director independence requirements, investment adviser requirements, borrowing or leverage restrictions, proxy solicitation requirements, periodic reporting requirements, and internal control requirements, any or all of which may have a material effect on the Fund’s operations.

Interest-Rate Risk — The value of fixed-income securities will typically decline when interest rates rise.

Credit Risk — Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest. The Fund only invests in investment grade securities; however, the Fund will not be required to dispose of a debt that has its rating downgraded subsequent to the Fund’s purchase. If such a debt security is downgraded, the Fund’s Investment Adviser will evaluate the security and determine what action, including the sale of the security or its retention, is in the best interest of the Fund and its shareholders.

Municipal Securities Risk — The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality, especially in Puerto Rico, may make it difficult for it to pay interest and principal when due.

Redemption Risk — The Fund may experience losses when selling portfolio investments to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during poor market conditions. Redemption risk may increase if the Fund must sell illiquid investments to meet redemption requests. Heavy redemptions may hurt the Fund’s performance.

Leverage Risk — The Fund’s leverage activities, which are subject to the Fund’s investment policies and restrictions and the requirements of applicable law, present special risks for shareholders, including the possibility of higher volatility in the net asset value per share of the Fund and a lower rate of return to shareholders. The Fund does not currently use leverage but retains the right to do so in the future.

Convertible Securities Risk — In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The Fund will invest in convertible securities only to the extent that such securities are rated as investment grade by an independent credit rating agency (or deemed to be equivalent quality by the Investment Adviser) at the time of purchase.

When-Issued and Delayed-Delivery Securities Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Cash and Cash Equivalents Risk — To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Tax Risks — The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax as a registered investment company under the PR Code and the Puerto Rico Municipal Code, as amended (the “Municipal Code”). A risk exists that the Fund may not qualify for exemption from Puerto Rico taxation.

To be exempt from Puerto Rico income tax, the Fund must meet certain requirements, including being registered under Puerto Rico Act No. 93-2013, as amended, known as the “Puerto Rico Investment Companies Act of 2013” (“Act 93-2013”). Due to the repeal of Section 6(a)(1) of the 1940 Act, the Fund had to register with the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act and is barred from registering under Act 93-2013. In PR Treasury Determination 19-04 (as defined below under the subheading “Puerto Rico Legal Requirements Applicable to IRA Investments”), the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as if it were a registered investment company under Act 93-2013 and thus be entitled to the tax benefits available under the PR Code to registered investment companies. Puerto Rico investment companies registered under the 1940 Act, such as the Fund, can rely on the holding of PR Treasury Determination 19-04 for purposes of claiming the tax exemption and other tax benefits available under the PR Code. If such determination is revoked by the Puerto Rico Treasury Department or the PR Code is amended to provide otherwise: (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, dividend income and short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) the Fund’s individual investors could be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.

Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities pursuant to the authority granted by the Municipal Code (formerly under the Municipal License Tax Act, as amended). Pursuant to Article 1.007 of the Municipal Code, municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. Therefore, Puerto Rico investment companies registered under the 1940 Act should be able to rely on the holding of PR Treasury Determination 19-04 to be treated as a registered investment company under Act 93-2013 for purposes of the municipal license tax exemption. Notwithstanding the foregoing, the municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

As an investment trust organized under Puerto Rico law, the Fund is treated as a foreign corporation under the United States Internal Revenue Code of 1986, as amended (the “US Code”). The Fund does not intend to be engaged in a trade or business in the U.S. Therefore, the Fund should be subject only to a U.S. federal income tax withholding of 10% on U.S. source dividends, if certain conditions are met, and a 30% U.S. federal income tax withholding on certain other items of fixed, determinable annual or periodic income derived by the Fund from sources within the U.S., including U.S. source dividends not eligible for the 10% withholding rate. See “Tax Information” in the SAI and consult your tax adviser. The Fund is not subject to gains derived from the sale or exchange of securities, except for U.S. real property interests (as defined in Section 897 of the US Code), and U.S. source interest that qualifies as “portfolio interest”. However, if the Fund operates in such a manner that is found to be engaged in a trade or business in the U.S., it will be subject to a U.S. federal income tax of up to 21% on its net income connected to such U.S. trade or business and to a 30% branch profits tax on its after tax income. See “Tax Information” in the SAI.

Management Risk — The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Oriental Trust’s skill and judgments around allocating assets to investment companies, ETFs and individual securities. The Fund could experience losses if these judgments prove to be incorrect.

Cybersecurity Risk — The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.

Floating-Rate Notes Risk — Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating-rate note may be based on a known lending rate, such as a bank’s prime rate, and resets whenever that rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may need to be invested in lower-yielding securities that reduce the Fund’s income.

Inflation Risk — Like all mutual funds, the Fund is subject to inflation risk. Inflation risk is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and instruments that pay a fixed interest rate.

Reverse Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

No FDIC Insurance Risk — An investment in the Fund is not a deposit of Oriental Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year (or since inception) and by showing the Fund’s average annual total returns for the indicated periods compared with the Fund’s blended benchmark, which is intended to provide a measure of the Fund’s performance given its investment strategy. The table below the chart also shows two additional broad-based measures of performance for markets in which the Fund may invest. Because Class A shares, Class C shares, and Class I shares have not been in operation for a full calendar year as of the date of this Prospectus, no performance information is shown for those share classes. You may obtain the Fund’s updated performance information by visiting the website at http://www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/ or by calling 787-620-0000. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Annual Total Returns (Year Ended December 31) – Class P Shares

Best Quarter:	12/31/2022	2.67%
Worst Quarter:	6/30/2022	(7.35)%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

After-tax returns are shown in the table for Class P shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

	One Year Ended December 31, 2022	Since Inception (05/24/2021)
Class P Shares – Before Taxes	(14.02)%	(7.96)%
Class P Shares – After Taxes on Distributions	(14.39)%	(8.30)%
Class P Shares – After Taxes on Distributions and Sale of Fund Shares	(8.25)%	(6.14)%
Class T Shares – Before Taxes	(14.02)%	(7.96)%
Class NT Shares – Before Taxes	(14.02)%	(7.96)%

Blended Benchmark Index (67% Bloomberg U.S. Aggregate Bond Index/33% S&P 500 Total Return Index) (Index returns do not reflect deduction for fees, expenses, or taxes)	(14.43)%	(5.99)%

Bloomberg U.S. Aggregate Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(13.01)%	(7.67)%

S&P 500 Total Return Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(18.11)%	(3.33)%

Fund Management

Oriental Trust, a separately identifiable division of Oriental Bank (“Oriental Trust” or the “Investment Adviser”), is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The following portfolio manager is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”):

Portfolio Manager	Position with Oriental Trust	Start Date with the Fund
Carlos A. González	Portfolio Manager	Since Inception (May 2021)

Purchase and Sale of Fund Shares

The shares are sold to prospective shareholders at the public offering price with a minimum initial investment of $250 for Class P shares. Class T shares and Class NT shares are purchased only by existing shareholders through reinvestment of certain taxable and non-taxable dividends. There is no minimum initial investment amount for Class T or Class NT shares. Class A and C shares may be purchased by the public and Class A shares are available to purchase through IRA accounts. The minimum initial investment in the Fund’s Class A shares is $250 and the minimum for additional investments is $25. The minimum initial investment in the Fund’s Class C shares is $250 and the minimum for additional investments is $25. Class I shares are available to institutional clients and to advisory or fee-based accounts. The minimum initial investment in the Fund’s Class I shares is $1,000,000, except for advisory or fee-based accounts, where the minimum initial investment is $0 and the minimum for additional investments is $25. Requests to purchase or redeem shares of the Fund are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem shares by contacting the Fund at 787-620-0000. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures. The minimum initial and subsequent investment amounts may be waived or lowered from time to time. Purchases of the Class P shares of the Fund may be made only through qualified Puerto Rico IRAs, which may impose fees related to the maintenance and operations of those accounts. See the “Purchase and Redemption of Fund Shares” section of the statutory prospectus for more information.

Tax Information

The Fund will not qualify as a regulated investment company under Subchapter M of the US Code. Instead, the Fund will be subject to taxation under the laws of Puerto Rico. The Fund is intended solely for residents of Puerto Rico. In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

For any shares held outside of an IRA account, distributions to individuals who are residents of Puerto Rico (“Individual PR Residents”) of Ordinary Dividends (as defined in the SAI under the heading “Tax Information”) and Capital Gains Dividends (as defined in the SAI under the heading “Tax Information”) qualify for a special PR income tax rate of 15%. The 15% PR income tax on Ordinary Dividends will be withheld at source by the Fund or its paying agent. Notwithstanding the foregoing, distributions to Individual PR Residents may be subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax applies with respect to Individual PR Residents that have alternate basic tax net income in excess of $25,000. The alternate basic tax rates range from 1% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other items, adding: (i) certain income exempt from the regular income tax and (ii) income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends, and long-term capital gains recognized by Individual PR Residents on the sale, exchange or other taxable disposition of the shares of the Fund. As mentioned above, tax-qualified retirement plans and IRA accounts will not be subject to income taxation on Ordinary Dividends, Capital Gain Dividends and gains recognized from the sale, exchange, or disposition of the shares of the Fund.

Individuals who are not residents of Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the rate of 15% to be withheld at source by the Fund or its paying agent. No PR income tax should apply on Capital Gain Dividends because such dividends are treated as long-term capital gains from sources outside of Puerto Rico.

By purchasing the shares of the Fund, each individual investor will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Ordinary Dividends.

Distributions from the Fund are generally not subject to U.S. federal income tax if the distribution is made to: (i) Individual PR Residents, (ii) trusts (other than business trusts) organized under the laws of Puerto Rico, if all the beneficiaries are residents of Puerto Rico and the trustees are individuals residents of Puerto Rico or entities organized under the laws of Puerto Rico treated as corporations for income tax purposes (“Qualifying Trusts”), or (iii) entities organized under the laws of Puerto Rico treated as corporations for income tax purposes, engaged in trade or business exclusively in Puerto Rico and controlled by residents of Puerto Rico (“Qualifying Corporations”). Distributions to investors who are not individual residents of Puerto Rico, Qualifying Trusts or Qualifying Corporations will be subject to U.S. federal income taxes and adverse tax consequences may apply under the US Code. Please see “Tax Information” in the SAI and consult your tax advisors.

Under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations, distributions from the Fund to Individual PR Residents should be treated as Puerto Rico source income exempt from U.S. federal income taxes under US Code Section 933. Notwithstanding the foregoing, Individual PR Residents holding, directly, indirectly or by attribution, 10% or more of the shares of the Fund, should note that dividends from the Fund may be treated as income from sources outside of Puerto Rico subject to adverse U.S. federal income taxes. Additionally, Individual PR Residents, regardless of their percentage of shares held in the Fund, should note that pursuant to the regulations issued under Section 937(b) of the US Code, dividends from the Fund may be treated as income from sources outside of Puerto Rico subject to adverse U.S. federal income taxes, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). Please refer to “Tax Information” in the SAI. We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico source income excluded from U.S. federal income taxes by shareholders who are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat the investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from United States sources subject to U.S. federal income taxes.

Please refer to “Tax Information” in the SAI and consult your tax adviser.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as Oriental Trust) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT
THE FUND’S INVESTMENT STRATEGIES AND RISKS

Additional Principal Investment Strategy Information

The Fund is intended to be used as an investment option for Puerto Rico IRA accounts, as well as for direct investments by residents of Puerto Rico. The investment objectives of the Fund are to seek for the shareholders long-term capital appreciation and current income consistent with the investment policies of the Fund and prudent investment management. The Fund seeks to attain its investment objectives by investing, subject to any applicable investment requirements for an IRA under the PR Code and the IRA Regulations, in a diversified portfolio of equity and fixed income securities with capital appreciation and current income potential. Under normal circumstances, the Fund intends to invest between 30% and 70% of its net assets in equity securities, and the remainder in fixed income securities. Monies received by the Fund, whether by way of the proceeds from the sale of shares or as a result of interest or dividend income or the return on principal, are invested or reinvested in equity and debt securities which meet the investment requirements of the Fund, as well as the investment requirements of the PR Code, as applicable. The Fund offers the shareholders the opportunity to acquire an interest in a trust that invests in a diversified portfolio of equity and fixed income securities, with more diversification than each shareholder might individually be able to obtain on his or her own.

The value of the shares at any particular time depends on the market value of the underlying investments held by the Fund, which in turn fluctuate with various factors, including changes in interest rates, stock market conditions in the United States, other general economic conditions and other factors affecting the issuer of any particular security held by the Fund. Therefore, individuals investing in the Fund must be aware that there is no guarantee that the investment objectives of the Fund described above will be achieved, and that neither Oriental Trust nor any other person can guarantee the value of the shares at any particular time. The value of the shares may also be affected by certain investment strategies used by the Fund to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. The Fund’s leverage activities pose special risks for shareholders including the possibility of higher volatility of the net asset value per share of the Fund. These activities may result in gains or losses to the Fund and higher volatility of net asset value per share of the Fund in the event of severe fluctuations in interest rates.

Puerto Rico Legal Requirements Applicable to IRA Investments

The PR Code and the IRA Regulations contain provisions establishing certain investment requirements applicable to an IRA: (i) not less than 34% of its assets must be invested in obligations of the Commonwealth or any of its instrumentalities or political subdivisions, securities of exempt investment trusts eligible under Section 1112.02 of the PR Code, or in mortgage loans made to finance the acquisition or construction of residential properties located in the Commonwealth, or in certain loans to employee-owned special corporations, its members or stockholders; (ii) not more than 66% of its assets may be invested in general assets in the Commonwealth; and (iii) up to 33% of its assets may be invested in assets in the United States, including certain equity securities and investment-grade debt securities, in accordance with the IRA Regulations. However, pursuant to Puerto Rico Act No. 231-2014, which amended the PR Code, any investment made by an IRA in securities of an investment company or exempt investment trust registered under Puerto Rico law is deemed to automatically comply with such investment requirements without considering the investment company’s portfolio investments (the “Investment Companies Exception”). Further, on September 4, 2019, the Puerto Rico Treasury Department issued Administrative Determination No. 19-04 (“PR Treasury Determination 19-04”) to clarify the scope of the Investment Companies Exception given the repeal of Section 6(a)(1) of the 1940 Act. Pursuant to PR Treasury Determination 19-04, an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act, qualifies for the Investment Companies Exception. The holding of PR Treasury Determination 19-04 is consistent with the underlying public policy of the Investment Companies Exception, which is to liberalize IRA investment requirements, and may be relied upon by any IRA under the PR Code, unless such determination is subsequently revoked by the Puerto Rico Treasury Department or the PR Code is further amended to provide otherwise.

Investment Policy and Eligible Securities

Subject to any applicable investment requirements for an IRA under the PR Code and the IRA Regulations, the Fund intends to primarily invest in one or more of the following equity and fixed-income securities (collectively, the “Eligible Securities”) in accordance with the investment objectives of the Fund described above:

●	Any equity security issued by an entity domiciled within or outside of the United States;

●	Any corporate bond, with an investment grade rating at the time of purchase (i.e., securities rated BBB/Baa or above by one or more ratings agencies (or determined by the Investment Adviser to be of equivalent quality);

●	Securities or certificates which: (i) evidence beneficial ownership interests in trust funds consisting of pools of FHA/VA Mortgages, which are further guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association (“GNMA Certificates”), (ii) are guaranteed by the Federal National Mortgage Association (“FNMA Certificates”), (iii) are guaranteed as to the timely payment of scheduled principal and interest at the applicable certificate rate and as to the full collection of principal on the mortgages by the Federal Home Loan Mortgage Corporation (“FHLMC Certificates”), or (iv) evidence beneficial ownership interests (including zero coupon, floating-rate, interest only (“IO”), principal only (“PO”), and residual certificates) in trust funds consisting of GNMA Certificates, FNMA Certificates and/or FHLMC Certificates, all the above are collectively referred to hereinafter as “Mortgage Securities;”

●	Obligations of, or loans guaranteed by, a municipal issuer or any of its instrumentalities, agencies or political subdivisions, with an investment grade rating, provided that no more than 34% of the total assets of the Fund may be invested in such obligations;

●	Securities or obligations issued by a municipal issuer or any of its instrumentalities, agencies or political subdivisions, provided that at the time of such purchase the Fund must have the absolute unconditional right to sell those securities to a bank or savings bank or association, whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), or a broker-dealer who is a member, or a guaranteed subsidiary of a member, of the NYSE, at an agreed price and time, or has them guaranteed or insured by an entity whose obligations are investment grade;

●	Any security or obligation which is issued or guaranteed by the United States Government or an agency or instrumentality thereof;

●	Investment shares or shares issued by any registered investment company, such as ETFs, including one sponsored by Oriental Trust or any of its affiliates; and

●	Any other debt securities with an investment grade rating.

The Fund invests primarily in Eligible Securities to the extent these investments are available. However, for purposes of providing liquidity to the Fund, Oriental Trust may also invest a portion of the Fund’s assets in the following short-term obligations: (i) reverse repurchase agreements with a broker-dealer who is a member or a guaranteed subsidiary of a member of the NYSE, a bank or any other qualified financial institution; (ii) deposits of institutions engaged in the banking business, savings and loan associations and other similar institutions whose deposits are insured by the FDIC; or (iii) other short-term, high-quality fixed income securities, cash or cash equivalents, including money market funds.

GNMA Certificates represent a general obligation of the Government National Mortgage Association and are backed by the full faith and credit of the United States Government. FNMA Certificates and FHLMC Certificates are backed respectively by FNMA and FHLMC, which are sponsored instrumentalities of the United States Government, but are not backed by the full faith and credit of the United States Government. FHA/VA Mortgage Securities entitle its holder to receive the scheduled payments of both or either of interest and principal, as the case may be, and under certain circumstances any prepayment of principal made by the mortgagor on the underlying mortgage, less a certain service fee, or interest only until redeemed or when its class commences to receive partial payments of principal. In general, the value of FHA/VA Mortgage Securities, as well as the value of any security paying a fixed rate of return, fluctuates inversely with changes in interest rates. A rise in the level of interest rates in the economy would, therefore, reduce their value. On the other hand, their potential for appreciation, which would otherwise be expected to result from a decline in interest rates may tend to be limited by increased prepayments by mortgagors as interest rates decline.

For purposes of providing liquidity to the Fund, the Fund may borrow funds on a collateralized basis and purchase Eligible Securities on a when-issued or delayed-delivery basis, or may purchase and sell securities on a forward-commitment basis, as determined necessary by Oriental Trust based on redemption experience or any other relevant circumstances, and/or as short-term investments pending the investment of the funds regularly received by the Fund and/or as a temporary defensive posture.

Oriental Trust, a separately identifiable division of Oriental Bank, acts as the Investment Adviser to the Fund. As Investment Adviser, Oriental Trust is responsible for recommending new investments and/or changes in existing investments of the Fund consistent with the investment policy of the Fund. Oriental Trust, when executing those transactions, is required to obtain offers to purchase or sell a particular investment unless such security is traded in an established market or exchange. In placing such orders, Oriental Trust will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, Oriental Trust may consider, in addition to commission cost and execution capabilities, the financial stability and reputation of broker-dealers and the brokerage and research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. Oriental Trust is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Oriental Trust determines in good faith that such commission is reasonable in relation to the value of the brokerage and research service provided by such broker-dealer in discharging responsibilities with respect to the Fund.

The above-described investment activities may result in gains or losses to the Fund. The income, gains and return of principal received by the Fund in the course of its investment activities are reinvested in a manner consistent with the investment objectives and policies of the Fund described above.

Additional Principal Risk Information

In addition to the investment risks deemed to be principal for the Fund, the Fund may be subject to additional, non-principal risks. For more information about the Fund’s non-principal investment strategies and risks, see the Fund’s Statement of Additional Information.

Equity Securities Risk — The value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Smaller Companies Risk — The stocks of small- or mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a small- or mid-sized company may lose substantial value.

Large-Cap Stock Risk — Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. Large cap companies may trail the returns of the overall stock market. Historically, large cap stocks tend to go through cycles of doing better — or worse — than the stock market in general and these periods may last as long as several years. Additionally, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion and may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Investment Company and ETF Risk — An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The performance of an investment company or ETF that is actively managed will depend on its adviser’s ability to select profitable investments. An investment company or ETF that is passively managed may not accurately track its underlying index or the index may perform poorly. Additionally, a passively managed investment company or ETF may not be permitted to take defensive positions during periods of market decline or sell poorly performing securities. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Market movements or economic factors may constrain the liquidity of an investment company’s portfolio and compromise its ability to meet redemption requests. This could cause the value of the Fund’s investment in another investment company to decline.

Shares of ETFs trade on exchanges such as the NYSE and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value per share of the ETF. At times, this premium or discount may be significant.

Effective January 2022, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which will permit such investments in excess of statutory limits, subject to certain conditions. To the extent that the Fund invests in other investment companies, these regulatory changes could impose new limits on the Fund’s investment strategies and operations.

Mortgage-Related and Other Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:

Extension Risk — The market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This risk is greater for fixed-rate than variable-rate debt securities.

Prepayment Risk — When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.

One of the major economic impacts of the COVID-19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of COVID-19. Although the effects of COVID-19 have decreased on a relative basis, it is difficult to predict how the future effects of COVID-19, or government initiatives relating to COVID-19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund’s investments.

Yield Risk — To the extent the Fund invests in FHA/VA Mortgage Securities, the yield of the shares will depend in some part on the rate at which principal payments are made on such securities, which in turn will depend on the rate at which principal prepayments are made on the underlying mortgage loans. As a general matter, the prepayment experience of a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of mortgage interest rates and the rate at which homeowners sell their homes or default in their mortgages. Oriental Trust is not aware of any readily accessible data or reliable information published by the FHA, the VA or the Department of Housing and Urban Development specifically indicating the historical prepayment or foreclosure experience of FHA loans and VA loans originated in the Commonwealth as compared to similar mortgage loans originated in other jurisdictions in the United States.

The prolonged economic recession in Puerto Rico has resulted in higher mortgage loan foreclosures and a corresponding increase in the rate of prepayment of principal on the FHA/VA Mortgage Securities. Furthermore, in general, if prevailing interest rates for newly originated mortgage loans fall significantly below the interest rates on the mortgage loans underlying the FHA/VA Mortgage Securities, they are likely to be subject to higher prepayment rates in subsequent periods than if prevailing rates for newly originated mortgage loans remain at or above the interest rates on the mortgage loans underlying the FHA/VA Mortgage Securities. Conversely, if interest rates for newly originated mortgage loans rise above the interest rates on the mortgage loans underlying the FHA/VA Mortgage Securities, the rate of prepayments would be expected to decrease in subsequent periods. Other factors affecting prepayment of mortgage loans include changes in mortgagors’ housing needs, job transfers, unemployment and mortgagors’ net equity in the mortgaged properties. In addition, as homeowners move or default on their mortgages, the houses are generally sold and the mortgages may be prepaid, although the FHA loans and VA loans backing the FHA/VA Mortgage Securities may be assumed by a new buyer.

It is highly unlikely that the mortgage loans underlying the FHA/VA Mortgage Securities will prepay at a constant rate or that all the mortgage loans will prepay at the same rate. The timing of the changes in the rate of prepayments on the mortgage loans may significantly affect the actual yield to maturity. No representation is made as to the anticipated rate of prepayments on the mortgage loans or as to the anticipated yields to maturity on the shares.

U.S. Government Securities Risk — U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. It is possible that the issuers of some U.S. government securities will not be able to timely meet their payment obligations in the future, and there is a risk of default. With respect to certain agency-issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.

Changing Fixed-Income Markets — Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level. The Federal Reserve has begun raising the federal funds rate and may continue to do so. Increases in the federal funds rate may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed-income markets.

Corporate Debt Risk — The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security. Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Foreign Securities Risk — The Fund may invest in foreign securities. Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, sanctions, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. In addition, settlement and clearance procedures in certain foreign markets may result in delays in payment for, or delivery of, securities not typically associated with settlement and clearance of U.S. investments.

Currency Risk — The Fund may invest in securities denominated in foreign currencies. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Although the Fund may attempt to hedge currency risk, the hedging instruments may not perform as expected and could produce losses. Suitable hedging instruments may not be available for all foreign currencies. The Fund is not required to hedge currency risk and may elect not to hedge currency risk even if suitable instruments are available.

Emerging-Markets Risk — The Fund may invest in issuers from emerging-market countries. The securities markets of emerging-market countries may have lower trading volume, be less liquid, be subject to greater price volatility, have smaller market capitalizations, have less government regulation, and not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Certain emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of certain emerging market issuers meet PCAOB standards. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.

Puerto Rico-Specific Risks — To the extent that the Fund invests a significant portion of its assets in Puerto Rico, the Fund will be less diversified and more susceptible to any single economic, political, fiscal or other factor adversely affecting Puerto Rico or issuers of Puerto Rico securities than would be a trust more widely diversified. Some of the securities in which the Fund has invested or may invest present their own risks, including, among others, geographic, government, credit and liquidity risks. Also, the value of Puerto Rico securities, including any derivative instruments, present their own risks and may be subject to greater volatility than other securities.

Puerto Rico’s economy suffered a severe and prolonged recession from 2007 to 2017, with real GNP contracting approximately 15% during this period. Since 2017, Puerto Rico and several of its instrumentalities have entered debt- restructuring proceedings under Titles III and VI of PROMESA. However, Puerto Rico has begun to implement the plan of adjustment approved on January 18, 2022 in the court-supervised debt-restructuring process under Title III of PROMESA, setting the stage for its exit from bankruptcy. While most of Puerto Rico’s government debt has already been restructured, some of its instrumentalities still face significant fiscal challenges, including, for example, the Puerto Rico Electric Power Authority, which is still in the process of restructuring its debts under Title III of PROMESA, and the Puerto Rico Industrial Development Company, which defaulted on its bonds but has not commenced a debt-restructuring process under PROMESA.

Puerto Rico’s population has also been in decline over the past decade. Estimates by the U.S. Census Bureau indicate the population decreased by 11.8%, or approximately 440,000 people, from 2010 to 2020.

In addition, Puerto Rico is susceptible to hurricanes, major storms and earthquakes that affect the local economy. Any such natural disasters may further adversely affect Puerto Rico’s critical infrastructure, which is generally weak. This makes the Fund vulnerable to downturns in Puerto Rico’s economy as a result of natural disasters, such as hurricanes Irma and Maria. Any subsequent hurricanes, major storms or similar natural disasters could further deteriorate Puerto Rico’s economy and infrastructure and negatively affect the Fund.

Puerto Rico’s economy has gradually recovered since 2018, in part aided by the large amount of federal disaster relief and recovery assistance funds injected into Puerto Rico’s economy in the aftermath of hurricane Maria and other recent natural disasters. However, its economic growth was interrupted by the effects of the COVID-19 pandemic in 2020, but it has since resumed due in part to additional federal assistance from pandemic-related stimulus measures.

Opinions relating to the validity of Puerto Rico government obligations and to the exemption of interest thereon from Puerto Rico income tax are rendered by bond counsel to the issuer at the time of issuance. Neither the Fund nor the Investment Adviser will review the proceedings relating to the issuance of Puerto Rico government obligations or the basis for such opinions. Further, Puerto Rico laws may be enacted that adversely affect the tax-exempt status of interest on Puerto Rico government obligations or of the tax-exempt distributions received by the shareholders or that impose other constraints upon enforcement of such obligations. It is also possible that, as a result of legislation (such as PROMESA in the case of Puerto Rico government issuers), litigation or other conditions, the power or ability of issuers to meet their obligations for the repayment of principal of and payment of interest on their Puerto Rico securities may be materially and adversely affected.

Certain Puerto Rico fixed income securities held by the Fund may permit the issuer to call or redeem the obligations, in whole or in part, at the issuer’s option. If an issuer were to redeem Puerto Rico fixed income securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds of the redemption in Puerto Rico fixed income securities providing a level of income that is similar to the level of income of the obligations that were redeemed.

The yield on a Puerto Rico fixed income security depends on a variety of factors, including general municipal and fixed income security market conditions, changes in interest rates, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in income tax rates. Generally, the longer the maturity of a Puerto Rico fixed income security, the higher the yield and the greater the volatility. The market value of Puerto Rico fixed income securities normally will vary inversely with changes in interest rates. Such changes in the values of Puerto Rico fixed income securities held by the Fund will not affect the interest income derived from them but may affect the net asset value per share of the Fund.

Market Risk —The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments. The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt US and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. The overall stock market may also be adversely affected by policy changes by the U.S. Government, Federal Reserve, or other government actors. The Fund’s net asset value per share may decline over short periods due to short-term market movements and over longer periods during extended market downturns. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility, market closures and dislocations, liquidity constraints, supply chain issues, increased trading costs and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. The COVID-19 pandemic could continue to inhibit global, national and local economic activity, and constrain access to capital and other sources of funding. Various government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect the Fund’s investments. The duration and ongoing future impact of COVID-19 (or other future epidemics or pandemics) are unpredictable and may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.

1940 Act Risk — The Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which imposes numerous restrictions and requirements, including, for example, affiliate transaction prohibitions, director independence requirements, investment adviser requirements, borrowing or leverage restrictions, proxy solicitation requirements, periodic reporting requirements, and internal control requirements, any or all of which may have a material effect on the Fund’s operations. The SEC continues to review the regulation of investment companies and may implement certain regulatory changes in the future. These and other legal or regulatory changes may negatively impact the Fund.

Interest-Rate Risk — In general, the value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise.

Credit Risk — Credit risk is the risk that an issuer may fail or become less able to make payments when due. An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected. The Fund only invests in investment grade securities; however, the Fund will not be required to dispose of a debt that has its rating downgraded subsequent to the Fund’s purchase. If such a debt security is downgraded, the Fund’s Investment Adviser will evaluate the security and determine what action, including the sale of the security or its retention, is in the best interest of the Fund and its shareholders.

Further, the credit ratings issued by credit rating agencies may not reflect fully the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of securities. Also, credit rating agencies may fail to timely change a credit rating to reflect changes in economic or issuer conditions that affect a security’s market value. Although the Investment Adviser intends to consider ratings of nationally recognized statistical rating organizations, it will primarily rely on its own credit analyses, which may include a study of existing debt, capital structure, ability to service debt, the issuer’s sensitivity to economic conditions, the issuer’s operating history, and the current trend of earnings. The Investment Adviser expects to continually monitor the investments of the Fund and carefully evaluate whether to dispose or retain securities whose credit ratings have changed.

Municipal Securities Risk — The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments.

In the case of insured municipal securities, insurance supports the commitment that interest payments on a municipal security will be made on time and the principal will be repaid when the security matures. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Manager generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

In recent periods, an increasing number of municipal issuers have defaulted on obligations, been downgraded, or started insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds. To the extent that the Fund invests in private activity bonds, a part of its dividends could be treated as a tax-exempt dividend for Puerto Rico income tax purposes.

Generally, the Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is exempt from US federal and Puerto Rico income tax. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with such an opinion. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is exempt from federal income tax. If any municipal security held by the Fund fails to meet such requirements, the interest received by the Fund from such security and distributed to shareholders would be taxable. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state status of municipal securities.

The Fund may not be able to sell a municipal security in a timely manner at a desired price. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other bond markets.

Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

Redemption Risk — The Fund may experience losses when selling portfolio investments to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during poor market conditions. Redemption risk may increase if the Fund must sell illiquid investments to meet redemption requests. Heavy redemptions may hurt the Fund’s performance. Additionally, the redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.

Leverage Risk — The Fund is authorized to borrow funds from third parties as may be necessary, convenient or appropriate in the opinion of Oriental Trust, subject to the Fund’s investment policies and restrictions and the requirements of applicable law. Such borrowing authority may be used by the Fund in order to increase the amounts available for investment. The Fund’s leverage activities present special risks for shareholders, including the possibility of higher volatility in the net asset value per share of the Fund and a lower rate of return to shareholders. In addition, debt-service requirements may adversely affect the cash flow for the Fund and increase the exposure of the Fund to adverse economic factors such as rising interest rates and downturns in the economy.

Certain of the Fund’s borrowings may be subject to certain covenants set forth in the governing credit agreements relating to asset coverage requirements and portfolio composition. The Fund does not expect that observance of such covenants would materially adversely affect the ability of the Fund to achieve its investment objectives. However, a breach of any such covenant not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over a stated interest rate.

Utilization of leverage also involves certain risks for the shareholders. For example, the use of leverage may result in higher volatility of the net asset value per share of the Fund, and if the current interest or dividend rate paid as a result of leveraging were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to the shareholders than if the Fund were not leveraged. Similarly, since both the costs associated with the use of leverage and any decline in the value of the Fund’s investments (including investments purchased with the proceeds from any leveraging transaction) will be borne entirely by the shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value per share to the shareholders than if the Fund were not leveraged. The Fund does not currently use leverage but retains the right to do so in the future.

Convertible Securities Risk — In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless, and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small-, mid-, or large-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities.

Convertible securities generally have less potential for gain or loss than common stocks.

The Fund will invest in convertible securities only to the extent that such securities are rated as investment grade by an independent credit rating agency (or deemed to be equivalent quality by the Investment Adviser) at the time of purchase.

When-Issued and Delayed-Delivery Securities Risk — When-issued and delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

Cash and Cash Equivalents Risk — To the extent the Fund holds cash and cash equivalents positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Holding cash subjects the Fund to the credit risk of the depositary institution.

Tax Risks — The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax as a registered investment company under the PR Code and the Municipal Code.

To be exempt from Puerto Rico income tax the Fund must meet certain requirements, including being registered under Act 93-2013. Due to the recent amendment to the 1940 Act, the Fund had to register with the SEC under the 1940 Act and is barred from registering under Act 93-2013. In PR Treasury Determination 19-04, the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as if it were a registered investment company under Act 93-2013 and thus be entitled to the tax benefits available under the PR Code for registered investment companies. Puerto Rico investment companies registered under the 1940 Act, such as the Fund, can rely on the holding of PR Treasury Determination 19-04 for purposes of claiming the tax exemption and other tax benefits available under the PR Code. If such determination is revoked by the Puerto Rico Treasury Department or the PR Code is amended to provide otherwise: (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, dividend income and short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) the Fund’s individual investors could be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.

Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities pursuant to the authority granted by the Municipal Code (formerly under the Municipal License Tax Act, as amended). Pursuant to Article 1.007 of the Municipal Code, municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. Therefore, Puerto Rico investment companies registered under the 1940 Act should be able to rely on the holding of PR Treasury Determination 19-04 to be treated as a registered investment company under Act 93-2013 for purposes of the municipal license tax exemption. Notwithstanding the foregoing, the municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

As an investment trust organized under Puerto Rico law, the Fund is treated as a foreign corporation under the US Code. The Fund does not intend to be engaged in a trade or business in the U.S.; therefore, the Fund should be subject only to a U.S. federal income tax withholding of 10% on U.S. source dividends, if certain conditions are met, and a 30% U.S. federal income tax withholding on certain other items of fixed, determinable annual or periodic income derived by the Fund from sources within the U.S., including U.S. source dividends not eligible for the 10% withholding rate. See “Tax Information” in the SAI and consult your tax adviser. The Fund is not subject to gains derived from the sale or exchange of securities, except for U.S. real property interests (as defined in Section 897 of the US Code), and U.S. source interest that qualifies as “portfolio interest”. However, if the Fund operates in such a manner that is found to be engaged in a trade or business in the U.S., it will be subject to a U.S. federal income tax of up to 21% on its net income connected to such U.S. trade or business and to a 30% branch profits tax on its after-tax income. See “Tax Information” in the SAI.

Management Risk — The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Oriental Trust’s skill and judgments around allocating assets to investment companies, ETFs and individual securities. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Oriental Trust’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to Oriental Trust in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.

Cybersecurity Risk — The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Floating-Rate Notes Risk — Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating-rate note may be based on a known lending rate, such as a bank’s prime rate, and resets whenever that rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may need to be invested in lower-yielding securities that reduce the Fund’s income. Floating-rate securities will not generally increase in value if interest rates decline. Generally, floating-rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating-rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating-rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating-rate notes generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans.

Reverse Repurchase Agreements and Purchase and Sale Contracts Risk — In a reverse repurchase agreement, the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price. A reverse repurchase agreement involves the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

No FDIC Insurance Risk — An investment in the Fund is not a deposit of Oriental Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Portfolio Holdings Information

A description of the Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, a copy of which can be obtained free of charge on the Fund’s website at www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/.

MANAGEMENT OF THE FUND

Investment Adviser

Oriental Trust, a separately identifiable division of Oriental Bank, located at Oriental Center, 254 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918, acts as investment adviser to the Fund under an investment advisory agreement (the “Advisory Agreement”) with the Fund. Oriental Trust is the trust department of Oriental Bank and is registered as an investment adviser with the SEC and was formed on June 30, 1994 in Puerto Rico. As of June 30, 2022, Oriental Trust had assets under management of approximately $331 million.

A discussion regarding the Board of Trustees’ approval of the Advisory Agreement with respect to the Fund is available in the Trust’s annual report to shareholders for the fiscal period ended June 30, 2021. This report may be accessed through the following website: www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/.

As the Fund’s adviser, Oriental Trust has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Trust’s board, sets the Fund’s overall investment strategies. The following portfolio manager is primarily responsible for the day-to-day management of the Fund:

Carlos A. González — Mr. González has served as a Consultant to OFG Bancorp since 1998 and is an Interested Trustee and the Chair of the Trust. Prior to his role as a consultant, he served in analyst and/or portfolio manager roles at various investment companies, including JP Morgan and Mackay Shields. He received his MBA from Harvard Business School, and he received the Chartered Financial Analyst designation in 1979.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and their ownership of securities in the Fund.

Under the Advisory Agreement, Oriental Trust is entitled to receive an annual management fee calculated daily and payable monthly equal to 0.93%, computed daily based on the average net assets of the Fund and paid on the last day of each month.

Fund Expenses

In addition to the management fees discussed above, the Fund incurs other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses, and other customary Fund expenses. (Acquired fund fees and expenses are indirect fees that the Fund incurs from investing in the shares of other investment companies.)

Distribution and Service Fees

The Fund has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A shares and Class C shares of the Fund to compensate Northern Lights Distributors, LLC (the “Distributor”) through distribution and/or service fees (“Rule 12b-1 fees”) for expenses associated with distributing and selling shares and maintaining shareholder accounts. These Rule 12b-1 fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services and maintenance of customer accounts. Class P shares, Class T shares, Class NT shares, and Class I shares pay no Rule 12b-1 fees. Prior to June 30, 2023, Oriental Financial Services LLC served as the distributor of shares of beneficial interests in the Fund.

These Rule 12b-1 fees are in addition to any applicable sales charges and are paid from the Fund’s assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, Rule 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution and Shareholder Servicing Plan, Class A shares and Class C shares pay the Distributor an annual fee of up to 0.25% (Class A Shares) or 1.00% (Class C Shares) of the Fund’s average daily net assets attributable to such classes.

SHAREHOLDER INFORMATION

Pricing of Fund Shares and Fair Value Pricing

The value of each class of the shares of the Fund for purposes of the Sales Price and for purposes of redemption (the “Redemption Price”) will be determined by the Fund’s investment adviser. The determination of the Sales Price and the Redemption Price is made as of the close of trading (presently 4:00 p.m., New York time) on the NYSE on each Business Day (as defined below) and is accomplished by dividing the net assets (the excess of assets over liabilities) of the Fund by the number of outstanding shares.

The Fund’s assets will be valued by the Fund’s investment adviser based upon market quotations when such quotations are available. A security listed or traded on any exchange in the United States will be valued at its last sales price on the principal exchange on which it is traded prior to the time the assets of the Fund are valued. If no sale is reported at that time or the security is traded in the over-the-counter (“OTC”) market, the most recent bid will be used for purposes of the valuation. Assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Fund’s investment adviser, pursuant to procedures approved by the Trust’s board. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of the Trust based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. These prices may change depending on market conditions.

More information about the valuation of the Fund’s holdings can be found in the SAI.

Purchase and Redemption of Fund Shares

The shares have been registered with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Trust offers six classes of shares for the Fund: Class P shares, Class T shares, Class NT shares, Class A shares, Class C shares and Class I shares. Class P shares may be purchased by investors through direct investments through their IRA account. Class T shares are available to existing investors through the reinvestment of certain taxable dividends. Class NT shares are available to existing investors through the reinvestment of certain non-taxable dividends. Class A and C shares may be purchased by the public and Class A shares may be purchased through an IRA account. Class I shares are available to institutional clients and to advisory or fee-based accounts. Any purchase of Class A shares intended as an IRA investment under Puerto Rico law may be made only through a qualified Puerto Rico IRA account. To the extent a Class P shareholder, or a Class A shareholder that has purchased their shares through an IRA account sponsored by Oriental Trust, reinvests his or her dividends, those shareholders shall have their dividends automatically reinvested in Class T shares, in the case of reinvestment of certain taxable dividends, or in Class NT shares, in the case of reinvestment of certain non-taxable dividends. Each class of shares will represent interests in the same portfolio of investments of the Fund and are identical in all respect to each other class of the Fund, except as set forth in the Fund’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act. Class P shares, Class T shares, Class NT shares and Class I shares of the Fund are to be sold at net asset value without a sales charge.

Class A shares are sold at net asset value plus an initial sales charge rounded to the nearest whole cent. Due to rounding, the actual sales charge may be more or less than the percentage shown. The maximum sales charge is 3.50% of the offering price. The sales charge varies depending on the amount of your purchase, as follows:

Amount Invested	Sales Charge
Less than $50,000	3.50%
$50,000 to $99,999	3.00%
$100,000 to $249,000	2.50%
$250,000 to $499,999	2.00%
$500,000 to $999,999	1.00%
$1,000,000 and over	None

Class A shares of the Fund are also subject to the payment of an annual Rule 12b-1 shareholder services fee of 0.25% of average daily net assets.

You may purchase the Fund’s Class A shares at their net asset value without a sales charge provided that the total amount invested in Class A shares totals at least $1,000,000. Shares purchased at their net asset value in an account with a value of $1,000,000 without a sales charge may incur a contingent deferred sales charge of 1.00% if sold within one year after purchase, excluding shares purchased from the reinvestment of dividends or distributions.

Class C shares are sold at net asset value without an initial sales charge. This means that 100% of your investment in placed into shares of the Fund. However, Class C shares of the Fund are subject to the payment of an annual Rule 12b-1 shareholder services fee of 1.00% of average daily net assets.

Class C shares (excluding shares purchased by reinvestment of dividends or distributions) that are redeemed within one year of purchase are subject to a contingent deferred sales charge of up to 1.00% of either the purchase price or the net asset value of the shares redeemed, whichever is less.

At present, the Fund does not permit conversions or exchanges from one class to another class, although the Fund reserves the right consider such flexibility in the future. Income, including both realized and unrealized capital gains and losses, and expenses of the Fund shall be allocated to the Fund as a whole. Further, each class of shares of the Fund shall vote separately with respect to any matter that separately affects that class or as required by applicable law. The shares of each class of the Fund have one vote per share and a pro-rata fractional vote for a fraction of a share.

The public offering price of the shares during the continuous offering is the Sales Price (as defined below), which is determined by the Fund’s administrator on each Business Day. The number of shares credited to the shareholder will be equal to the cash amount received by the Trust, after subtracting any initial sales load, divided by the net asset value per share of the Fund that is applicable on the day the funds are received (the “Sales Price”). If such day is not a Business Day, the Sales Price will be determined on the next Business Day.

A “Business Day” means a day on which commercial banks in the United States are authorized by law to conduct business with the public and the NYSE is open for trading.

Purchases of the Fund’s shares may be made through Puerto Rico IRAs sponsored by Oriental Trust. The shares purchased through an IRA sponsored by Oriental Trust are not transferable and may not be disposed of by a shareholder, but through redemption by the Fund. With the exception of IRA redemptions, all redemption orders, including telephone redemptions, must be made through the transfer agent or the financial institution through which you hold your shares, which may establish certain procedures for telephone or other redemption requests. All IRA redemptions must be made through the IRA custodian. Redemption orders not in good order, may be rejected by the Fund at any time prior to their acceptance on the redemption date. The Fund may suspend redemption privileges for more than seven calendar days only during periods when the NYSE or commercial banks in the United States are closed or trading on the NYSE is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets, or as otherwise permitted by law. Shares will typically be redeemed as of a Business Day following the Fund’s receipt of a redemption request by or on behalf of the shareholder. Shares will be redeemed at the Redemption Price, which is calculated in the same manner described above for the Sales Price. The Fund reserves the right to reject purchase orders or to stop offering Fund shares without notice.

The shares for each class of the Fund are sold to prospective shareholders at the public offering price, and Class P shares have a minimum initial investment of $250, Class A shares have a minimum initial investment of $250, Class C shares have a minimum initial investment of $250 and Class I shares have a minimum initial investment of $1,000,000, except for advisory or fee-based accounts, where the minimum initial investment is $0.

IRAs sponsored by Oriental Trust are subject to separate fees related to the IRAs themselves, including IRA trustee fees, administrative fees, early withdrawal fees, and roll-over fees. Please contact the Fund at 787-620-0000 for additional information on these fees.

USA PATRIOT Act — The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, the Investment Adviser, and the Fund’s custodians to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.

When setting up an account, you will be required to supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit any security purchases. In addition, Oriental Trust or your financial institution may close an account if it is unable to verify a shareholder’s identity. As required by law, Oriental Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.

If Oriental Trust or the Fund does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. The Fund and Oriental Trust also reserve the right to close the account within five business days if clarifying information/documentation is not received. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent street address. Any exceptions are reviewed on a case-by-case basis.

Payment of Redemption Proceeds

Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request. The Fund may suspend redemption privileges for more than seven calendar days only during periods when the NYSE or commercial banks in the United States are closed or trading on the NYSE is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets, or as otherwise permitted by law. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.

Redemption proceeds will remain within your IRA or other account unless you instruct otherwise. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

Other Redemption Information

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 60 days of the date of the notice. If, within 60 days of the Fund’s written request, you have not sufficiently increased your account balance, your shares will be automatically redeemed at their current net asset value. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s net asset value per share.

Unclaimed Property

Your mutual fund account, which is held with your financial intermediary, may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Please contact your financial intermediary for more information.

Tools to Combat Frequent Transactions

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Because of the potential harm to the Fund and its long-term shareholders, the board has approved a policy that is intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under this policy, the Fund may limit additional purchases of Fund shares by shareholders whom the Investment Adviser reasonably believes to be engaged in these excessive trading activities. The intent of the policy is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Investment Adviser reasonably believes to be actual market timing activity, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Investment Adviser reasonably believes could be either excessive or for illegitimate purposes, the Fund may seek to block future purchases and exchanges of Fund shares by that account or permit the account holder to justify the activity. Although these measures are designed to deter frequent trading, none of them alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. The policy applies to any account where a financial intermediary holds Fund shares for a number of its customers in one account. The Fund and its transfer agent will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts (as applicable) that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers.

Dividends and Distributions

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually.

The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Distributions will be reinvested in shares of the Fund, unless otherwise directed by the shareholder. Generally, distributions within taxable accounts are taxable events for shareholders whether the distributions are received in cash or reinvested.

Dividends consisting of Ordinary Dividends to individual shareholders will be distributed net of the 15% tax imposed by the PR Code, which will be automatically withheld at source by the Fund. All dividend distributions by the Fund to a tax-advantaged account, such as a Puerto Rico tax-qualified retirement plan or IRA account, will be made on a gross basis, without any tax withholding, and will be reinvested automatically in shares of the Fund. Such distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Tax Consequences

Pursuant to PR Treasury Determination 19-04 described above, the Fund will be taxed as a registered investment company (RIC) under Section 1112.01 of the PR Code. As a registered investment company, the Fund will not be subject to Puerto Rico income tax if it distributes its income as required by the PR Code and satisfies certain other requirements that are described in the SAI.

The Fund generally intends to operate in a manner such that it will not be liable for Puerto Rico income taxes, but the Fund cannot guarantee that it will not be liable for Puerto Rico income taxes.

The Fund will be treated as a foreign corporation not engaged in trade or business in the U.S and does not intend to derive income treated as effectively connected with a trade or business in the United States. Therefore, the Fund will be subject to a U.S. federal income tax of 10% on U.S. source dividends, if certain conditions are met, and 30% on certain other items of income derived from sources within the U.S. that are considered fixed or determinable annual or period income (except for U.S. source interest income on registered obligations that meet certain requirements).

For further information about the tax effects of investing in the Fund, please see “Tax Information” in the SAI and consult your tax adviser.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance since the Fund’s commencement of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, other than the information for the period ended December 31, 2022, has been audited by BBD, LLP, the Fund’s prior independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling the Fund at 787-620-0000 or online at http://www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/. There are no financial highlights for the Class A shares, Class C shares, and Class I shares because these share classes did not commence operations as of the end of the last fiscal year.

DGI Balanced Fund Class P Shares
Per Share Data and Ratios (for a Share of Beneficial Interest Outstanding Throughout Each Year/Period)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Period Ended June 30, 2021*
Net asset value beginning of year/period	$10.33	$11.58	$11.53
Activity from Investment Operations:
Net investment income[1,2]	0.07	0.08	0.03
Net realized and unrealized gain/(loss) on investments	(0.34)	(1.28)	0.02
Total from investment operations	(0.27)	(1.20)	0.05
Distribution to shareholders from ordinary income	(0.12)	(0.05)	-
Total distributions	(0.12)	(0.05)	-
Net asset value end of year/period	$9.94	$10.33	$11.58
Total Return[3]	(2.60)%[4]	(10.45)%	0.43%
Net assets end of year/period (000’s)	$181,596	$201,136	$236,301
Ratio of expenses to average net assets[5]	1.40%[6]	1.40%	1.17%[6]
Ratio of net investment income to average net assets[2,5]	1.29%[6]	0.68%	2.10%[6]
Portfolio turnover rate	2%[7]	3%	0%[7]

*	The DGI Balanced Fund commenced operations on May 24, 2021.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.
(5)	Does not include the expenses of other investment companies in which the Fund invests, if any.
(6)	Annualized.
(7)	Not annualized.

DGI Balanced Fund Class T Shares
Per Share Data and Ratios (for a Share of Beneficial Interest Outstanding Throughout Each Year/Period)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Period Ended June 30, 2021*
Net asset value beginning of year/period	$10.33	$11.58	$11.53
Activity from Investment Operations:
Net investment income[1,2]	0.07	0.08	0.03
Net realized and unrealized gain/(loss) on investments	(0.34)	(1.28)	0.02
Total from investment operations	(0.27)	(1.20)	0.05
Distribution to shareholders from ordinary income	(0.12)	(0.05)	-
Total distributions	(0.12)	(0.05)	-
Net asset value end of year/period	$9.94	$10.33	$11.58
Total Return[3]	(2.60)%[4]	(10.45)%	0.43%
Net assets end of year/period (000’s)	$99,331	$108,581	$130,443
Ratio of expenses to average net assets[5]	1.40%[6]	1.40%	1.17%[6]
Ratio of net investment income to average net assets[2,5]	1.29%[6]	0.68%	2.10%[6]
Portfolio turnover rate	2%[7]	3%	0%[7]

*	The DGI Balanced Fund commenced operations on May 24, 2021.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.
(5)	Does not include the expenses of other investment companies in which the Fund invests, if any.
(6)	Annualized.
(7)	Not annualized.

DGI Balanced Fund Class NT Shares
Per Share Data and Ratios (for a Share of Beneficial Interest Outstanding Throughout Each Year/Period)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Period Ended June 30, 2021*
Net asset value beginning of year/period	$10.33	$11.58	$11.53
Activity from Investment Operations:
Net investment income[1,2]	0.07	0.08	0.03
Net realized and unrealized gain/(loss) on investments	(0.34)	(1.28)	0.02
Total from investment operations	(0.27)	(1.20)	0.05
Distribution to shareholders from ordinary income	(0.12)	(0.05)	-
Total distributions	(0.12)	(0.05)	-
Net asset value end of year/period	$9.94	$10.33	$11.58
Total Return[3]	(2.60)%[4]	(10.45)%	0.43%
Net assets end of year/period (000’s)	$19,171	$21,189	$25,386
Ratio of expenses to average net assets[5]	1.40%[6]	1.40%	1.17%[6]
Ratio of net investment income to average net assets[2,5]	1.29%[6]	0.68%	2.10%[6]
Portfolio turnover rate	2%[7]	3%	0%[7]

*	The DGI Balanced Fund commenced operations on May 24, 2021.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.
(5)	Does not include the expenses of other investment companies in which the Fund invests, if any.
(6)	Annualized.
(7)	Not annualized.

You can find more information about the Fund in the following documents:

Statement of Additional Information (“SAI”)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated into this prospectus by reference. It is legally considered a part of this prospectus.

Annual/Semiannual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. The Fund’s annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal period.

Householding of Reports and Prospectuses

If more than one member of your household is a shareholder of the Fund, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the Fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways: a reduction in mail you receive and a reduction in Fund expenses due to lower printing and mailing costs.

However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please contact your financial advisor or the transfer agent if you do not want this policy to apply to you.

You can obtain free copies of these documents, request other information, and discuss your questions about the Fund by contacting the Fund at:

Oriental Trust

Oriental Center

254 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

787-620-0000

www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the SEC, 100 F Street N.E. Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Shareholder reports and other information about the Fund are also available:

●	Free of charge from the Fund’s website at www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at www.sec.gov

●	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520

●	For a fee, by e-mail request to publicinfo@sec.gov

(The Trust’s SEC Investment Company Act file number is 811-23637.)